Exhibit No. 10.17

AMENDMENT TO ACQUISTION AGREEMENT

This Amendment to the Acquisition Agreement made by and among AIRBORNE RESPONSE CORP, a Florida corporation (the “Company” or “Airborne”) and SAFE PRO GROUP INC., a Delaware corporation (“Safe Pro”) and is joined by Christopher Todd Inc.

(“CTI”) and DL2 Capital LLC (“DL2”) is made this 14th day of September 2022.

WHEREAS, Airborne and Safe Pro entered into an agreement for the acquisition of Airborne by Safe Pro on August 29, 2022 (the “Acquisition Agreement”); and

WHEREAS, Airborne and Safe Pro desire to amend the Acquisition Agreement; and

WHEREAS, CTI and DL2, are joining this Amendment solely to approve and ratify the amendment to the number of Consideration Shares received by them.

NOW THEREFORE, the Parties agree as follows:

L	Section 2. l(a) is amended by deleting the last sentence thereof and replacing it with the following: All the Airborne Shareholders are set forth on Schedule 2.l (a) and shall receive the number of shares as indicated thereon.”

2.	Schedule 2. l(a) is replaced with Exhibit A hereto.

3.	Schedule 5.5 is amended by deleting “30,000,000” as the number of Series A Preferred Shares and replacing it with “3,000,000”.

4.	Other Terms Unchanged. The Acquisition Agreement, as amended by this Amendment, remains, and continues in full force and effect, constitutes legal, valid, and binding obligations of each of the parties, and is in all respects agreed to, ratified, and confirmed.

5.	Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Amendment (or such party’s signature page thereof) will be deemed to be an executed original thereof.

[SIGNATURE PAGE FOLLOWS]

In witness whereof the Parties hereto have executed this Amendment on the date first set forth above.

SAFE PRO GROUP INC.
a Delaware corporation

By:	/s/ Danyel Erdberg
Name:	Daniyel Erdberg
Title:	CEO

AIRBORNE RESPONSE CORP.
a Florida corporation

By:	/s/ Christopher Todd
Name:	Christopher Todd
Title:	President

With respect to the reduction of shares to be received as set forth on Exhibit A

DL2 CAPITAL LLC
a Florida limited liability company

By:	/s/ Daniyel Erdberg
Name:	Daniyel Erdberg
Title:	Manager

CHRISTOPHER TODD INC.
a Florida corporation

By:	/s/ Christopher Todd
Name:	Christopher Todd
Title:	President